UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 8, 2014 (Date of earliest event reported)
Asure Software, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20008 (Commission File Number)	74-2415696 (IRS Employer Identification Number)

110 Wild Basin Rd , Suite 100, Austin, TX (Address of principal executive offices)		78746 (Zip Code)
512-437-2700 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in Item 2.01 is incorporated herein by reference in its entirety.

Item 2.01 Completion of Acquisition or Disposition of Assets

Effective July 7, 2014, we acquired all of the issued and outstanding shares of common stock (the “Shares”) of FotoPunch, Inc., a Delaware corporation (“FotoPunch”), pursuant to a Stock Purchase Agreement (the “Stock Purchase Agreement”) by and among us and FotoPunch, Thomas Loveland, David Loveland, Patrick Berhbom and Rialto Investment Group, LLC (collectively, “Sellers”). We have been working with FotoPunch since 2012 as a technology partner for Asure’s GeoPunch™ solution, which was launched to help customers support a workforce that is increasingly mobile, global and dispersed.

The aggregate consideration for the Shares consisted of (i) $1.5 million in cash, a portion of which was used to pay certain obligations of FotoPunch and (ii) up to an additional $3.0 million in post-closing earnout payments. We funded the $1.5 million cash payment with proceeds from our credit agreement with Wells Fargo.

The $3.0 million earnout is payable over three earnout periods (with the first, second and third periods ending June 30, 2015, June 30, 2016 and June 30, 2018, respectively) based on the FotoPunch operations achieving specified target revenues in an earnout period. At least 75% of the target revenues must be achieved in the first and second earnout periods and at least 50% of the target revenues must be achieved in the third and fourth earnout periods

The Stock Purchase Agreement contains certain customary representations, warranties, indemnities and covenants.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference in its entirety.

Item 7.01.  Regulation FD Disclosure.

On July 8, 2014, we issued a press release announcing the acquisition.  A copy of the press release is furnished (not filed) as Exhibit 99.1 hereto and incorporated herein by reference in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated as of July 7, 2014, by and among Asure Software, Inc. and FotoPunch, Inc., Thomas Loveland, David Loveland, Patrick Berhbom and Rialto Investment Group, LLC
99.1	Press Release dated July 8, 2014 (furnished, not filed).

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Dated: July 8, 2014	By:	/s/ Kristi Richburg
Kristi Richburg
Controller

EXHIBIT INDEX

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated as of July 7, 2014, by and among Asure Software, Inc. and FotoPunch, Inc., Thomas Loveland, David Loveland, Patrick Berhbom and Rialto Investment Group, LLC
99.1	Press Release dated July 8, 2014 (furnished, not filed).